UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)

June 22, 2009
Rambus Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-22339	94-3112828
(State or other jurisdiction of incorporation)	(Commission File Number)	(I. R. S. Employer Identification No.)
4440 El Camino Real, Los Altos, California 94022
(Address of principal executive offices, including ZIP code)
(650) 947-5000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 — Other Events.
Retrospective Application of ABP14-1
     This Current Report on Form 8-K is being filed to reflect changes to Rambus Inc.’s (the “Company”) accounting for convertible debt to retrospectively apply the provisions of Financial Accounting Standards Board Staff Position APB 14-1 (FSP APB 14-1), “Accounting for Convertible Debt Instruments That May Be Settled in Cash upon Conversion (Including Partial Cash Settlement).”
     The Company has revised its presentation of its convertible debt and related interest expense to reflect this change and has retrospectively adjusted all comparative prior period information on this basis. The Company is filing this Current Report on Form 8-K to reflect the impact of the adoption of this standard on previously issued financial statements. In addition, the Company has updated its disclosures regarding ongoing legal proceedings to reflect certain events or developments occurring subsequent to February 26, 2009, the date on which the Company filed its Annual Report on Form 10-K for the year ended December 31, 2008 (the “2008 Form 10-K”). Accordingly, the information in this Current Report on Form 8-K updates the following sections of the 2008 Form 10-K:
•	Part II, Item 6. Selected Financial Data,

•	Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations, and

•	Part II, Item 8. Financial Statements and Supplementary Data.
     This Current Report on Form 8-K does not modify or update any other information contained in the 2008 Form 10-K except as described above. Accordingly, this Current Report on Form 8-K should be read in conjunction with the 2008 Form 10-K and the Company’s filings made with the Securities and Exchange Commission subsequent to the filing of the 2008 Form 10-K, including any amendments to those filings.
Expected Financial Results Update
     On June 22, 2009, the Company issued a press release updating its expectations for its financial results for the three months ending June 30, 2009. A copy of the Company’s press release is attached as Exhibit 99.2.
Item 9.01 — Financial Statements and Exhibits.
     (d) Exhibits.
23.1	Consent of PricewaterhouseCoopers LLP, an Independent Registered Public Accounting Firm

99.1	Updated Selected Consolidated Financial Data, Managements Discussion and Analysis of Financial Condition and Results of Operations and Consolidated Financial Statements

99.2	Rambus Inc. Press Release dated June 22, 2009

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rambus Inc.
By:	/s/ Satish Rishi
Satish Rishi
Senior Vice President, Finance and Chief Financial Officer

Date: June 22, 2009

Exhibit Index

Exhibit
Number	Exhibit Title

23.1	Consent of PricewaterhouseCoopers LLP, an Independent Registered Public Accounting Firm
99.1	Updated Selected Consolidated Financial Data, Managements Discussion and Analysis of Financial Condition and Results of Operations and Consolidated Financial Statements
99.2	Rambus Inc. Press Release dated June 22, 2009